                                                                   EXHIBIT 99.23

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             23
SERVICER REPORT DATE: 12-Sep-01                        BEGINNING:       1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                           ENDING:      31-Aug-01

                        ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL         INTEREST           TOTAL          END PRINCIPAL
                            BALANCE            BALANCE        DISTRIBUTION     DISTRIBUTION(*)    DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES   $ 125,000,000.00   $           0.00                 -   $          0.00                 -   $           0.00
     CLASS A-2 NOTES   $ 314,000,000.00   $           0.00   $          0.00   $          0.00                 -   $           0.00
     CLASS A-3 NOTES   $ 196,000,000.00   $ 151,919,627.41   $ 18,623,227.56   $    854,547.90     19,477,775.46   $ 133,296,399.85
     CLASS A-4 NOTES   $ 151,800,000.00   $ 151,800,000.00   $          0.00   $    877,910.00        877,910.00   $ 151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
        NOTE TOTALS    $ 786,800,000.00   $ 303,719,627.41   $ 18,623,227.56   $  1,732,457.90   $ 20,355,685.46   $ 285,096,399.85
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL           INTEREST            END PRINCIPAL
                        DISTRIBUTION        DISTRIBUTION            BALANCE
---------------------------------------------------------------------------------
     CLASS A-1 NOTES                -                     -                     -
     CLASS A-2 NOTES                -                     -                     -
     CLASS A-3 NOTES      95.01646714            4.35993829          680.08367270
     CLASS A-4 NOTES                -            5.78333333        1,000.00000000
---------------------------------------------------------------------------------
        NOTE TOTALS       95.01646714           10.14327162        1,680.08367270
---------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                        BEGINNING:       1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                           ENDING:      31-Aug-01

I.     Note Distributable Amounts

                      Principal        Interest         Total        Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                   ---------------------------------------------------------------------------------------------------------------
       CLASS A-1   $             -  $            -  $             -  $                 -  $                -  $                  -
       CLASS A-2   $             -  $            -  $             -  $                 -  $                -  $                  -
       CLASS A-3   $ 18,623,227.56  $   854,547.90  $ 19,477,775.46  $       95.01646714  $       4.35993829  $        99.37640543
       CLASS A-4   $             -  $   877,910.00  $    877,910.00  $                 -  $       5.78333333  $         5.78333333
                   ---------------------------------------------------------------------------------------------------------------
         TOTAL     $ 18,623,227.56  $ 1,732,457.90  $ 20,355,685.46  $       95.01646714  $      10.14327162  $       105.15973876

II.    Pool Balance at the end of the Collection Period                                                       $     293,042,610.55

III.   Insurance Premium                                                                                      $          48,704.00

IV.    Spread Account Balance
        (A) Balance after Deposits/Withdrawals for prior Distribution Date                                    $       9,349,975.14
        (B) Balance after Deposits/Withdrawals for current Distribution Date                                  $       9,533,867.56

V.     Spread Account Required Amount                                                                         $       8,791,278.32

VI.    Spread Account Withdrawals
        (A) Withdrawal to make required payments under 4.03                                                   $                  0
        (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                           $                  0

VII.   Servicing Fee                                                                                                    259,721.53

VIII.  Owner Trustee Fees not paid by Servicer or from Available Funds                                        $                  0

IX.    Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $                  0

X.     Available Funds                                                                                        $      20,819,223.69

XI.    Insured Payment (if any)                                                                               $                  0

XII.   Note Principal and Interest Carryover Shortfalls

                                 Note Principal            Note Interest
                              Carryover Shortfall      Carryover Shortfall          Total
                              -----------------------------------------------------------
                  CLASS A-1           $      0.00             $      0.00      $     0.00
                  CLASS A-2           $      0.00             $      0.00      $     0.00
                  CLASS A-3           $      0.00             $      0.00      $     0.00
                  CLASS A-4           $      0.00             $      0.00      $     0.00
                              -----------------------------------------------------------
                    TOTAL             $      0.00             $      0.00      $     0.00

XIII.  Change in Note Principal and Interest Carryover Shortfalls from Prior
       Period

                              Current Distribution Date    Prior Distribution Date
                                   Note Principal              Note Principal                 Change in Note
                                 Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
                              --------------------------------------------------------------------------------------
                  CLASS A-1           $      0.00                $      0.00                      $       0.00
                  CLASS A-2           $      0.00                $      0.00                      $       0.00
                  CLASS A-3           $      0.00                $      0.00                      $       0.00
                  CLASS A-4           $      0.00                $      0.00                      $       0.00
                              --------------------------------------------------------------------------------------
                    TOTAL             $      0.00                $      0.00                      $       0.00

                               Prior Distribution Date     Current Distribution Date
                                    Note Interest               Note Interest                  Change in Note
                                 Carryover Shortfall         Carryover Shortfall        Interest Carryover Shortfall
                              --------------------------------------------------------------------------------------
                  CLASS A-1           $      0.00                  $      0.00                     $       0.00
                  CLASS A-2           $      0.00                  $      0.00                     $       0.00
                  CLASS A-3           $      0.00                  $      0.00                     $       0.00
                  CLASS A-4           $      0.00                  $      0.00                     $       0.00
                              --------------------------------------------------------------------------------------
                    TOTAL             $      0.00                  $      0.00                     $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                        BEGINNING:       1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                           ENDING:      31-Aug-01

IX.    Delinquency Ratio

        A.  Delinquency Statistics

                     Days                 Outstanding     Past Due
                  Delinquent    Units      Principal       Amount
                  ---------------------------------------------------
                    31 - 60       908    8,514,230.98    608,603.39
                    61 - 90       184    1,629,014.30    174,210.64
                    91 - 120       43      380,672.47     52,968.61
                     121+           0               -             -
                  ---------------------------------------------------
                     TOTAL      1,135   10,523,917.75    835,782.64

        B.  Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days                            $      10,523,917.75
             (2) Pool Principal Balance Beginning of Collection Period                                        $     311,665,838.11
             (3) Delinquency Percentage (Line 1/Line 2)                                                                       3.38%

                                                                                                    Units           Principal
                                                                                                   -------    --------------------
X.     Principal Balance of repossessed Financed Vehicles in inventory                                   -    $               0.00

XI.    Liquidation Proceeds received from Defaulted Contracts                                                 $         688,424.33

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                 BEGINNING:              1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                 ENDING:                31-Aug-01

I.     POOL BALANCE CALCULATION:

A.     Original Pool Balance                                                                                        794,746,210.70

B.     Beginning of Period Outstanding Pool Balance                                                                 311,665,838.11

C.     Monthly Principal Amounts

        (1) Monthly Scheduled Payments                                                                               10,259,140.78
        (2) Full Prepayments (excluding Purchased Receivables)                                                        6,899,175.00
        (3) Defaulted Contracts during period                                                                         1,470,762.18
        (4) Receivables becoming Purchased Receivables during period                                                             -
        (5) Other Receivables adjustments                                                                                (5,850.40)

        Total Monthly Principal Amounts                                                                              18,623,227.56

D.     Total Monthly Payments allocable to Interest                                                                   2,918,424.85

E.     End of period Outstanding Pool Balance                                                                       293,042,610.55

F.     Pool Factor                                                                                                        0.368725

II.    OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1    Class A-2       Class A-3        Class A-4
                                                           ------------  ------------   --------------    --------------
A.     Beginning of period Outstanding Principal Balance              -             -   151,919,627.41    151,800,000.00

B.     Noteholders' Principal Distributable Amount                    -          0.00    18,623,227.56              0.00
C.     Noteholders' Interest Distributable Amount                     -             -       854,547.90        877,910.00
                                                           -------------------------------------------------------------
D.     Note Distributable Amount                                      -             -    19,477,775.46        877,910.00
E.     Note Principal Carryover Shortfall                             0             0                0                 0
F.     Note Interest Carryover Shortfall                              0             0                0                 0
G.     Insured Payment                                                0             0                0                 0

H.     End of period Outstanding Principal Balance                    -             -   133,296,399.85    151,800,000.00

III.   RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A.  Available Funds in Collection Account:

             (1) Monthly Scheduled Payments on Receivables during period
                  (including partial prepays)
                  (a) Principal                                                                                      10,259,140.78
                  (b) Interest                                                                                        2,855,023.93
             (2) Full Prepayments collected during period
                  (a) Principal                                                                                       6,590,149.43
                  (b) Interest                                                                                           59,794.88
             (3) Net Liquidation Proceeds collected during period                                                       688,424.33
             (4) Net Insurance Proceeds collected during period
                  (a) Principal                                                                                         309,025.57
                  (b) Interest                                                                                            3,606.04
             (5) Purchase Amounts deposited in Collection Account                                                                0
             (6) Investment Earnings - Collection Account                                                                54,058.73

             Total Available Funds in Collection Account                                                             20,819,223.69

        B.  Available Funds in Payment Account:

             (1) Available Funds transferred from Collection Account                                          $      20,819,223.69

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                 BEGINNING:              1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                 ENDING:                31-Aug-01

             (2) Amount withdrawn from Spread Account and deposited to Payment Account                        $                  -
             (3) Insured Payment deposited to Payment Account                                                 $                  -

             Total Available Funds in Payment Account                                                         $      20,819,223.69

        C.  Distributions from Payment Account:

             (1) Monthly Servicing Fee                                                                                  259,721.53
             (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                        0
             (3) Owner Trustee Fees (if paid from Available Funds)                                                               0
             (4) Indenture Trustee Fees (if paid from Available Funds)                                                           0
             (5) Insurance Premium                                                                                       48,704.00
             (6) Note Interest Distributable Amount
                 (a) Class A - 1                                                                                                 -
                 (b) Class A - 2                                                                                                 -
                 (c) Class A - 3                                                                                        854,547.90
                 (d) Class A - 4                                                                                        877,910.00
             (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                 (a) Class A - 1                                                                                                 0
                 (b) Class A - 2                                                                                                 0
                 (c) Class A - 3                                                                                                 0
                 (d) Class A - 4                                                                                                 0
             (8) Note Principal Distributable Amount
                 (a) Class A - 1                                                                                                 -
                 (b) Class A - 2                                                                                                 -
                 (c) Class A - 3                                                                                     18,623,227.56
                 (d) Class A - 4                                                                                                 -
             (9) Reimbursement Amounts Owing to Insurer                                                                          0
             (10) Spread Account Deposit (to increase to Required Amount)                                               155,112.69
             (11) Indenture or Owner Trustee Fees (not paid under C)                                                             0
             (12) Re-Liening Expenses                                                                                            0
                (To the extent not paid by Servicer)
             (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                            0
             (14) After Servicer Default, remaining Available Funds deposited                                                    0
                   in Note Distribution Account

                                Total Distributions                                                                  20,819,223.69

        D.  Excess Available Funds (or shortfall)                                                                               -

        E.  Remaining Available Funds to holder of Residual Interest Certificate                                                 0

IV.    SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

               A.  Available Funds Transferred from Collection Account to Payment Account                     $      20,819,223.69
               B.  Distributions required under 4.03 (a)(i) through (vii)                                     $      20,664,111.00
               C.  Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                         $                  -
               D.  Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                0

V.     SPREAD ACCOUNT BALANCE

               A.  Spread Account Balance After Deposit/Disbursements
                    (1) Beginning Spread Account Balance                                                      $       9,349,975.14
                    (2) Investment Income Deposited to Spread Account                                         $          28,779.72
                    (3) Withdrawal to make required payments under 4.03                                       $                  -
                    (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                  0
                    (5) Deposit to Spread Account after Disbursements                                         $         155,112.69
                    (6) Spread Account Balance after Deposit/Disbursments                                     $       9,533,867.56

               B.  Spread Account Required Amount                                                             $       8,791,278.32

                    (1) 3% of Pool Balance                                                                    $       8,791,278.32

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                 BEGINNING:              1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                 ENDING:                31-Aug-01

                    But in no event less than the lesser of (a) or (b)
                       (a) .5% of Original Pool Balance                                                       $       3,973,731.05
                       (b) Outstanding Principal Amount of All Notes                                          $     285,096,399.85

               C.  Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                             0

               D.  Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                           742,589.24

VI.    INSURED PAYMENTS

               A.  Available Funds Transferred from Collection Account to Payment Account                     $      20,819,223.69
               B.  Available Funds Transferred from Spread Account to Payment Account                         $                  0
               C.  Note Interest Distributable Amount                                                                 1,732,457.90
               D.  Guaranteed Note Principal Amount                                                           $                  0
               E.  Deficiency Amount                                                                          $                  -
                  (Min:(Lines A+B-C-D) and $0.00)                                                             $                  0
               F.  Preference Amount                                                                          $                  0
               G.  Insured Payment (lines E+F)                                                                $                  0

                       Note Principal         Note Interest
                    Carryover Shortfall   Carryover Shortfall     Total
       -------------------------------------------------------------------
       CLASS A-1             $     0.00            $     0.00   $     0.00
       CLASS A-2             $     0.00            $     0.00   $     0.00
       CLASS A-3             $     0.00            $     0.00   $     0.00
       CLASS A-4             $     0.00            $     0.00   $     0.00
       -------------------------------------------------------------------
         TOTAL               $     0.00            $     0.00   $     0.00

                              Current Distribution Date    Prior Distribution Date
                                   Note Principal              Note Principal                 Change in Note
                                 Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
                              --------------------------------------------------------------------------------------
                  CLASS A-1           $      0.00                $      0.00                      $       0.00
                  CLASS A-2           $      0.00                $      0.00                      $       0.00
                  CLASS A-3           $      0.00                $      0.00                      $       0.00
                  CLASS A-4           $      0.00                $      0.00                      $       0.00
                              --------------------------------------------------------------------------------------
                    TOTAL             $      0.00                $      0.00                      $       0.00

                               Current Distribution Date     Prior Distribution Date
                                    Note Interest               Note Interest                  Change in Note
                                 Carryover Shortfall         Carryover Shortfall        Interest Carryover Shortfall
                              --------------------------------------------------------------------------------------
                  CLASS A-1           $      0.00                  $      0.00                    $       0.00
                  CLASS A-2           $      0.00                  $      0.00                    $       0.00
                  CLASS A-3           $      0.00                  $      0.00                    $       0.00
                  CLASS A-4           $      0.00                  $      0.00                    $       0.00
                              --------------------------------------------------------------------------------------
                    TOTAL             $      0.00                  $      0.00                    $       0.00

VII.   CUMULATIVE NET INSURANCE PROCEEDS                                                                      $       8,421,863.70

VIII.  DELINQUENCY RATIO

               A.  Delinquency Statistics

                    Days                   Outstanding        Past Due
                 Delinquent     Units       Principal          Amount
                 ---------------------------------------------------------
                   31 - 60        908    $  8,514,230.98    $   608,603.39
                   61 - 90        184    $  1,629,014.30    $   174,210.64
                  91 - 120         43    $    380,672.47    $    52,968.61
                    121+            0    $             -    $            -
                 ---------------------------------------------------------
                   TOTAL        1,135      10,523,917.75        835,782.64

               B.  Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days                     $      10,523,917.75
                    (2) Pool Principal Balance Beginning of Collection Period                                 $     311,665,838.11
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                3.38%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             23
SERVICER RPT DATE:    12-Sep-01                 BEGINNING:              1-Aug-01
DISTRIBUTION DATE:    17-Sep-01                 ENDING:                31-Aug-01

IX. CUMULATIVE NET LOSS RATIO

               (1) Principal Balance of Defaulted Contracts in current Collection Period                      $       1,470,762.18
               (2) Cumulative Defaulted Contracts Including Defaulted Contracts in
                    current Collection Period                                                                 $      35,681,819.99
               (3) Net Liquidation Proceeds collected during current Collection Period                        $         688,424.33
               (4) Cumulative Net Liquidation Proceeds Including Net Liquidation Proceeds in
                    current Collection Period                                                                 $      17,295,830.72
               (5) Original Pool Balance                                                                      $     794,746,210.70
               (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                     2.313%

X.  REPOSSESSED INVENTORY

                                                                                                    Units          Principal
                                                                                                   -------    --------------------
               A.  Principal Balance of repossessed Financed Vehicles (beg.)                             0                       -
               B.  Repossessed Financed Vehicles (Principal)                                                  $       1,367,778.59
               C.  Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                     $         688,424.33
               D.  Realized losses on sale of repossessed Financed Vehicles (Principal)                       $         679,354.26
                                                                                                   -------------------------------
               E.  Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                   0    $                  -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 13TH day of September, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer